MANNING & NAPIER FUND, INC.

Supplement dated August 29, 2014 to the prospectuses dated May 1, 2014 for the following Series and Classes (the “Prospectuses”):

Real Estate Series – Class I and S

Equity Income Series – Class I and S

Strategic Income Conservative Series – Class I and S

Strategic Income Moderate Series – Class I and S

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

This supplement addresses upcoming enhancements expected to be made to the above Series of the Manning & Napier Fund, Inc. (the “Fund”).

Effective on or about November 3, 2014, the principal investment strategies of the Real Estate Series and Equity Income Series will change to permit the writing (selling) of options on securities.

The changes to the principal investment strategies of the Real Estate Series and Equity Income Series will also impact the principal investment strategies of the Strategic Income Conservative Series and Strategic Income Moderate Series (the “Strategic Income Series”), as the Real Estate Series and Equity Income Series are among the series of the Fund in which the Strategic Income Series may invest (“underlying funds”). The Strategic Income Series’ current target allocations among the underlying funds can be found in the “Principal Investment Strategies” sections of the Strategic Income Series Prospectus.

Options, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option contract may not correlate perfectly with the underlying investment. Investments in options are also subject to liquidity risk, which is described in the Prospectuses.

More information will be available in the Prospectuses, as will be revised to reflect these enhancements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp 082914